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                                                                   EXHIBIT 10.13


THIS AGREEMENT CONTAINS A PRE-DISPUTE AGREEMENT TO ARBITRATE ANY AND ALL DISPUTES, AS MORE FULLY DESCRIBED IN SECTION 21 HEREOF.

                          CLASSIC COMMUNICATIONS, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT

                  THIS NON-QUALIFIED STOCK OPTION AGREEMENT (this "Option Agreement"), dated as of the [25th day of August, 1999] [December 7, 1999] (the "Date of Grant"), by and between Classic Communications, Inc., a Delaware corporation (the "Company"), and [NAME OF EMPLOYEE] (the "Optionee"). Any capitalized terms used but not defined herein shall have their respective meanings set forth in Section 22.

                  WHEREAS, the Company desires to provide the Optionee with an opportunity to purchase shares of its Class A voting common stock, par value $.01 per share ("Common Stock"), as hereinafter provided;

                  NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties do hereby agree as follows:

                  1. Number of Shares. Effective as of the date hereof, the Company hereby grants to the Optionee the right and option (the "Option") to purchase, on the terms and conditions hereinafter set forth, [NUMBER OF OPTION SHARES] shares of the Company's Common Stock (the "Option Shares") at a price of [twenty dollars ($20.00)] [twenty-five dollars ($25.00)] per share (the "Option Exercise Price"). The Option is not intended to constitute an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                  2. Option Term. The term of the Option and of this Option Agreement (the "Option Term") shall commence on the Date of Grant and, unless the Option is previously terminated pursuant to this Option Agreement, shall terminate upon the expiration of ten (10) years from the Date of Grant. Upon expiration of the Option Term, all rights of the Optionee hereunder shall terminate.

                  3. Conditions of Exercise. (a) Subject to Sections 7 and 8 below, the Option shall vest and become exercisable as to twenty-five percent (25%) of the Option Shares on each of the first four (4) anniversaries of the Date of Grant.



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                           (b) Except as otherwise provided herein, the right of
the Optionee to purchase Option Shares with respect to which this Option has become exercisable may be exercised in whole or in part at any time or from time to time prior to expiration of the Option Term; provided, however, that the Option may not be exercised for a fraction of a share of Common Stock.

                  4. Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or similar change affecting the Common Stock, a substitution or proportionate adjustment shall be made in the kind, number and Option Exercise Price of the shares of Common Stock subject to the unexercised portion of the Option, as may be determined by the Administrator in its sole discretion.

                  5. Nontransferability of Option. Except under the laws of descent and distribution or as otherwise provided by the Administrator, the Option and this Option Agreement shall not be transferable and, during the lifetime of Optionee, the Option may be exercised only by Optionee; provided, however, that the Optionee shall be permitted to transfer the Option to a trust controlled by the Optionee during the Optionee's lifetime for estate planning purposes. Without limiting the generality of the foregoing, except as otherwise provided herein, the Option may not be assigned, transferred, pledged or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option shall be null and void and without effect.

                  6. Method of Exercise of Option. The Option may be exercised by means of written notice of exercise to the Company specifying the number of Option Shares to be purchased, accompanied by payment in full of the aggregate Option Exercise Price and any applicable withholding taxes (i) in cash or by check, (ii) by means of a cashless exercise procedure either through a broker or, at the discretion of the Administrator, through withholding of shares of Common Stock otherwise issuable upon exercise of the Option in an amount sufficient to pay the aggregate Option Exercise Price and any applicable withholding taxes, (iii) in the form of unrestricted Common Stock already owned by the Optionee which, (x) in the case of unrestricted Common Stock acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have an aggregate Fair Market Value on the date of surrender equal to the aggregate Option Exercise Price of the Common Stock as to which such Option shall be exercised, or


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(iv) by any other means of exercise authorized from time to time by the Board or the Administrator.

                  7. Effect of Termination of Employment. Subject to Section 3(a), upon the termination of Optionee's employment or service with the Company or any Subsidiary under any circumstances (including without limitation by reason of the sale of such Subsidiary), the Option shall immediately terminate as to any Option Shares that have not previously vested as of the date of such termination (the "Termination Date"). Any portion of the Option that has vested as of the Termination Date shall be exercisable in whole or in part for a period of 90 days following the Termination Date; provided, however, that in the event of termination by reason of death or Disability, such exercise period shall extend until the date that is six months from the Termination Date; provided, further, that if (i) the Optionee terminates his or her employment with the Company or any Subsidiary to join a competitor of the Company or any Subsidiary or (ii) the Optionee's employment with the Company or any Subsidiary is terminated for Cause, such exercise period shall be limited to a period of ten days following the Termination Date. Upon expiration of such 90-day, six-month or 10-day period, as applicable, any unexercised portion of the Option shall terminate in full. For purposes of this paragraph 7, "Cause" shall mean (w) the Optionee's conviction of a criminal offense that could reasonably be expected to have an adverse effect upon the business or reputation of the Company any Subsidiary, (x) an action by Optionee involving personal dishonesty, theft or fraud in connection with Optionee's duties as an officer or employee of the Company or any Subsidiary, (y) Optionee's repeated failure to abide by or follow any lawful direction of the Board, Chief Executive Officer or President of the Company or any Subsidiary or (z) the Optionee's violation of his or her non-disclosure, non-solicitation or non-competition obligations to the Company or any Subsidiary. Notwithstanding anything to the contrary, in no event may any Option be exercised after the expiration of the term of such Option.

                  8. Effect of Change Of Control. In the Event of a Change of Control (as defined below), unless otherwise determined by the Administrator or the Board in writing prior to the occurrence of such Change of Control, the portion of the Option, if any, not exercisable and vested shall become fully exercisable and vested. For purposes of this Section 8, a "Change of Control" shall be deemed to have occurred if:

                           (a) any "person," as such term is used in Sections
13(d) and 14(d) of the Exchange Act, as amended (other than the Company or any of its Subsidiaries; any trustee or other fiduciary holding securities under an employee


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benefit plan of the Company or any of its Subsidiaries; any Initial Holder or
Permitted Transferee thereof (as defined in the Company's Amended and Restated Certificate of Incorporation); or any company owned, directly or indirectly, by the stockholders of the Company (in substantially the same proportions as their ownership of Common Stock of the Company) is or becomes after the Date of Grant the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

                           (b) the stockholders of the Company approve a merger
or consolidation of the Company with any other corporation or entity, other than
(i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than existing stockholders) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

                           (c) the stockholders of the Company approve a plan of
complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                  9. Notices. All notices and other communications under this Agreement shall be in writing and shall be given by facsimile or first class mail, certified or registered with return receipt requested, and shall be deemed to have been duly given three days after mailing or 24 hours after transmission by facsimile to the respective parties named below:

         If to Company:          Classic Communications, Inc.
                                 515 Congress Avenue
                                 Suite 2626
                                 Austin, TX  78701
                                 Attn:  Chief Financial Officer
                                 Facsimile:  (512) 476-5204


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         with a copy to:         Skadden, Arps, Slate, Meagher & Flom (Illinois)
                                 333 West Wacker Drive
                                 Chicago, IL  60606-1285
                                 Attn: Peter C. Krupp, Esq.
                                 Facsimile:  312-407-0411

         If to the Optionee:     At the address set forth on the signature page
                                 attached hereto.

Either party hereto may change such party's address for notices by notice duly given pursuant hereto.

                  10. Securities Laws Requirements. The Option shall not be exercisable to any extent, and the Company shall not be obligated to transfer any Option Shares to the Optionee upon exercise of such Option, if such exercise, in the opinion of counsel for the Company, would violate the Securities Act of 1933, as amended, the Exchange Act (or any other federal or state statutes having similar requirements as may be in effect at that time), the requirements of any stock exchange upon which the Common Stock may then be listed or the provisions of any other law. Further, the Company may require as a condition of transfer of any Option Shares pursuant to any exercise of the Option that the Optionee furnish a written representation that he or she is purchasing or acquiring the Option Shares for investment and not with a view to resale or distribution to the public. The certificates for the Option Shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer. All certificates for Option Shares shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

                  11. Withholding Requirements. The Company's obligations under this Option Agreement shall be subject to all applicable tax and other withholding requirements, and the Company shall, to the extent permitted by law, have the right to deduct any withholding amounts from any payment or transfer of any kind otherwise due to the Optionee.



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                  12. Administration. This Option Agreement shall be
administered, in accordance with applicable law, by the Board, or, at the Board's sole discretion, by the Committee, which shall be appointed by the Board, and which shall serve at the pleasure of the Board.

                  13. Fractional Shares. No fractional shares of Common Stock shall be issued or delivered. The Company shall determine whether cash or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

                  14. Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

                  15. Governing Law. This Option Agreement shall be governed by and construed according to the laws of the State of Delaware without regard to its principles of conflict of laws.

                  16. Amendments. This Option Agreement may be amended or modified at any time only by an instrument in writing signed by each of the parties hereto.

                  17. Rights as a Stockholder. Neither the Optionee nor any of the Optionee's successors in interest shall have any rights as a stockholder of the Company with respect to any Option Shares until the date of issuance of a stock certificate for such Option Shares.

                  18. Agreement Not a Contract of Employment. Neither the granting of the Option or this Option Agreement shall constitute or be evidence of any agreement or understanding, express or implied, that the Optionee has a right to continue as an officer, director, employee, consultant or advisor of the Company or any Subsidiary or affiliate of the Company for any period of time or at any specific rate of compensation.

                  19. Authority of the Administrator. The Administrator shall have full authority to interpret and construe this Option Agreement. The determination of the Administrator as to any such matter of interpretation or construction shall be final, binding and conclusive.



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                  20. Indemnification. No member of the Board or the
Administrator, nor any officer or employee of the Company or its Subsidiaries acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to this Option Agreement, and all members of the Board or the Administrator and each and any officer or employee of the Company or its Subsidiaries acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company or its Subsidiaries in respect of any such action, determination or interpretation.

                  21. Dispute Resolution. The parties hereto will use their reason able best efforts to resolve any dispute hereunder through good faith negotiations. A party hereto must submit a written notice to any other party to whom such dispute pertains, and any such dispute that cannot be resolved within 30 calendar days of receipt of such notice (or such other period to which the parties may agree) will be submitted to an arbitrator selected by mutual agreement of the parties. In the event that, within 50 days of the written notice referred to in the preceding sentence, a single arbitrator has not been selected by mutual agreement of the parties, a panel of arbitrators (with each party to the dispute being entitled to select one arbitrator and, if necessary to prevent the possibility of deadlock, one additional arbitrator being selected by such arbitrators selected by the parties to the dispute) shall be selected by the parties. Except as otherwise provided herein or as the parties to the dispute may otherwise agree, such arbitration will be conducted (1) in accordance with the then existing rules of the Center for Public Resources ("CPR") and (2) at the Company's corporate headquarters in Austin, Texas. The decision of the arbitrator or arbitrators, or of a majority thereof, as the case may be, made in writing will be final and binding upon the parties hereto as to the questions submitted, and the parties will abide by and comply with such decision. The parties hereto expressly agree and understand that they may not seek and the arbitrator(s) may not award punitive or exemplary damages and any award of any such arbitrator(s) shall be limited to compensatory damages. Unless the decision of the arbitrator(s), as the case may be, provides for a different allocation of costs and expenses determined by the arbitrators to be equitable under the circumstances, the prevailing party or parties in any arbitration will be entitled to recover all reasonable fees (including but not limited to attorneys' fees) and expenses incurred by it or them in connection with such arbitration from the nonprevailing party or parties; provided, however, that any and all costs and expenses of CPR necessary and payable prior to any such arbitration shall be allocated equally between the parties, subject to any re-allocation of such costs and expenses by the arbitrator(s). The parties hereto expressly agree and understand that the dispute resolution procedure described above shall the sole and exclusive remedy for any and



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all disputes arising under or relating to this Option Agreement or the administration thereof.

                  22. Definitions. For purposes of this Option Agreement, the following terms shall be defined as set forth below:

                           (a) "Administrator" means the Board or, at the
Board's sole discretion, the Committee.

                           (b) "Board" means the Board of Directors of the
Company.

                           (c) "Committee" means the compensation committee of
the Board or any committee the Board may subsequently appoint to administer this Option Agreement. To the extent necessary and desirable, the Committee shall be composed entirely of individuals who meet the qualifications referred to in
Section 162(m) of the Code and Rule 16b-3 under the Exchange Act. If at any time the Board shall not administer this Option Agreement, then the functions of the Board specified herein shall be administered by the Committee.

                           (d) "Disability" means the inability of an Optionee
to perform substantially his duties and responsibilities to the Company or any Parent Corporation or Subsidiary by reason of a physical or mental disability or infirmity (i) for a continuous period of six months or (ii) at such earlier time as the Optionee submits medical evidence satisfactory to the Administrator that the Optionee has a physical or mental disability or infirmity that will likely prevent the Optionee from returning to the performance of the Optionee's work duties for six months or longer. The date of such Disability shall be the last day of such six-month period or the day on which the Optionee submits such satisfactory medical evidence, as the case may be.

                           (e) "Exchange Act" means the Securities Exchange Act
of 1934, as amended.

                           (f) "Fair Market Value" means, as of any given date,
with respect to any awards granted hereunder, (A) if the Common Stock is publicly traded, the closing sale price of a share of Common Stock on such date,
(B) the fair market value of a share of Common Stock as determined in accordance with a method prescribed in the agreement evidencing any award hereunder, or (C) the fair market value of a share of Common Stock as otherwise determined by the Administrator in the good faith exercise of its discretion.



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                           (g) "Parent Corporation" means any corporation (other
than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

                           (h) "Subsidiary" means any corporation (other than
the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                                      * * *



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                  IN WITNESS WHEREOF, the parties hereto have executed and
delivered this Option Agreement on the day and year first above written.


                              CLASSIC COMMUNICATIONS, INC.


                              By
                                ------------------------------------------------
                              Name
                                  ----------------------------------------------
                              Title
                                   ---------------------------------------------

                              The undersigned has had the opportunity to read the terms and provisions of the foregoing Option Agreement. The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Option Agreement. THE UNDERSIGNED UNDERSTANDS THAT THIS OPTION AGREEMENT CONTAINS A PRE-DISPUTE AGREEMENT TO ARBITRATE ANY AND ALL DISPUTES, AS MORE FULLY DESCRIBED IN SECTION 21 HEREOF.


                              --------------------------------------------------
                              The Optionee

                              Address:
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